The Lincoln National Life Insurance Company

                   Lincoln National Variable Annuity Account E
                               The American Legacy

                   Lincoln National Variable Annuity Account H
                               American Legacy II

    Supplement dated January 15, 2004 to the Prospectus effective May 1, 2003 As supplemented June 10, 2003; August 18, 2003; October 27, 2003

                           American Legacy III C-Share
                            American Legacy III Plus
                     American Legacy Shareholder's Advantage

    Supplement dated January 15, 2004 to the Prospectus effective May 1, 2003 As supplemented June 9, 2003; June 10, 2003; October 27, 2003

                               American Legacy III
                            American Legacy III View
                     (each referred to as "American Legacy")

    Supplement dated January 15, 2004 to the Prospectus effective May 1, 2003 As supplemented June 9, 2003; June 10, 2003; October 2, 2003; October 27, 2003


     Please keep this Supplement with your current American Legacy prospectus and retain it for reference. This Supplement outlines additional provisions available to owners of the Principal SecuritySM Benefit.

The contracts - Principal SecuritySM Benefit:

     All contractowners with the Principal SecuritySM Benefit are guaranteed the option to purchase i4LIFE(R)Advantage with or without the Guaranteed Income Benefit, under the terms and rider charge in effect at the time the i4LIFE(R) Advantage is elected. Refer to the i4LIFE(r) Advantage and Guaranteed Income Benefit sections of your prospectus for further information.

     The Principal SecuritySM Benefit will integrate with the Guaranteed Income Benefit of i4LIFE(R) Advantage as follows:

     The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment. Contractowners who purchased the Principal SecuritySM Benefit can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value. In other words, the Guaranteed Income Benefit equals: 75% x initial regular income payment x [remaining Guaranteed Amount (divided by) contract value].